Arbitral Award Settlement and Associated Mining Data Sale:	6 Months Ended
Jun. 30, 2017
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Arbitral Award Settlement and Associated Mining Data Sale:

Note 3.      Arbitral Award Settlement and Associated Mining Data Sale:

In October 2009, we initiated a claim (the "Brisas Arbitration") under the additional facility rules of the International Centre for the Settlement of Investment Disputes ("ICSID") of the World Bank to obtain compensation for the losses caused by the actions of Venezuela that terminated the Brisas Project.

In September 2014, the ICSID Tribunal granted us an Arbitral Award (the “Award”) totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually.

In July 2016, we signed a settlement agreement (the Settlement Agreement”) with Venezuela which contemplated payment of the Award (including interest) and the purchase of our mining data by Venezuela. The parties subsequently executed several amendments to the Settlement Agreement under which the payment schedule related to the Award and Mining Data was revised. Under the terms of the most recent amendment, Venezuela agreed to pay the Company $797 million to satisfy the Award and $240 million for the Mining Data for a total of approximately $1.037 billion in installments over approximately 24 months. The first $240 million received from Venezuela is, pursuant to the Settlement Agreement, related to the sale of the Mining Data. In addition, Venezuela irrevocably waived its right to appeal the February 2017 judgment issued by the Cour d'appel de Paris dismissing the annulment applications filed by Venezuela in respect of the Award, agreed to terminate all other proceedings seeking annulment of the Award and refrain from commencing or pursuing any further proceedings including those in France, England, Luxembourg and the United States, to seek any such annulment. The Company received the first payment under the agreement of $40 million in June 2017 and two additional payments of $29.5 million in July and August 2017 for a total of $99 million which, according to the terms of the agreement, are allocated solely to the sale of the mining data.

Pursuant to a 2012 restructuring of convertible notes, we issued CVRs that entitle the holders to an aggregate of 5.468% of any future proceeds, net of certain deductions, actually received by us with respect to the Award and/or disposition of the Mining Data. The estimated amount due pursuant to the terms of the CVR as of June 30, 2017, based on income from the sale of the Mining Data of $99 million net of deductions, is approximately $1.9 million. (See Note 11, Convertible Notes and Interest Notes). The Board of Directors (the "Board") approved a bonus plan (the "Bonus Plan") in May 2012, which is intended to compensate the participants, including executive officers, employees, directors and consultants for their contributions related to the development of the Brisas Project to the construction stage and subsequent issuance of the environmental permit to commence construction of the Brisas Project; the manner in which the development effort was carried out allowing the Company to present a strong defense of its arbitration claim; the support of the Company's execution of the Arbitration Proceedings; and the on-going efforts to assist with positioning the Company in the collection of an award, sale of the Mining Data or enterprise sale. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. The Bonus Plan is administered by a committee of independent directors who selected the individual participants in the Bonus Plan and fixed the relative percentage of the total pool to be distributed to each participant. Participation in the Bonus Plan by existing participants is fully vested, subject to voluntary termination of employment or termination for cause. The estimated amount due to participants pursuant to the terms of the Bonus Plan as of June 30, 2017 is $0.8 million which is included in corporate general and administrative expense in the Consolidated Statements of Operations for the three and six months ended June 30, 2017. The Company also maintains the Gold Reserve Director and Employee Retention Plan (the "Retention Plan") (See Note 10, Stock Based Compensation Plans).

As a result of the receipt of proceeds from the disposition of the Mining Data, we made an obligatory offer to existing holders to redeem the 2018 Notes at a price equal to 120% of the principal amount of 2018 Notes outstanding. (See Note 11, Convertible Notes and Interest Notes and Note 13, Subsequent Events).

Our current plan is to distribute to our shareholders, in the most cost efficient manner, a substantial majority of any net proceeds, subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the Award and/or sale of the Mining Data. Such obligations include payments pursuant to the terms of the Convertible Notes (if not otherwise converted), Interest Notes, CVRs, Bonus Plan and Retention Plan (all as defined herein). Contingent legal fees of approximately $1.8 million became payable upon the collection of the Award and are included in accounts payable at June 30, 2017.